SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) July 1, 1999

                                   TECHDYNE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Florida                    0-14659                 59-1709103
----------------------------       -----------            -------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

      2330 West 77th Street, Hialeah, Florida              33016
     ----------------------------------------           ----------
     (Address of principal executive offices)           (Zip Code)

     Registrant's telephone number, including area code (305) 556-9210

Item 5.  Other Events

     The Company entered into a Consulting Agreement ("Agreement") with Joseph Dillon & Company, Inc. ("Consultant") on July 1, 1999 to provide it with financial advisory services, including mergers, acquisitions, joint ventures and financing. The Agreement with the Consultant will end on Sep-tember 15, 2000. The Consultant, as compensation for its services to the Company, received non-qualified stock options to purchase 100,000 shares of the Company's common stock exercisable at $3.50 per share that will expire on September 15, 2000.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial statements of businesses acquired

          Not Applicable

     (b)  Pro forma financial information

          Not Applicable

     (c)  Exhibits

          (99)  Additional Exhibits

                (i) Consulting Agreement between the Company and Joseph Dillon & Company, Inc. dated July 1, 1999.

                (ii) Non-qualified Stock Options to Joseph Dillon & Company,
                     Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TECHDYNE, INC.

                                         /s/ Thomas K. Langbein
                                       By----------------------------
                                         THOMAS K. LANGBEIN, Chairman
                                         of the Board and Chief
                                         Executive Officer

Dated:  July 21, 1999